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Exhibit 10.14

***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4),
200.83 and 230.406.

COLLABORATIVE RESEARCH
AND LICENSE AGREEMENT

BETWEEN

SENOMYX, INC.

AND

CAMPBELL SOUP COMPANY

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

        This Agreement is entered into as of the Effective Date by and between Senomyx, Inc., a Delaware Corporation having offices at 11099 North Torrey Pines Road, La Jolla, CA 92037 ("Senomyx") and Campbell Soup Company, having its principal place of business at Campbell Place, Camden, NJ 08103-1799 ("Campbell").

BACKGROUND

        Senomyx conducts research in the field of chemosensation, an objective of which is to study potential biological targets and develop assays for use in the discovery and Product Commercialization Plan of products in taste and olfaction. Campbell is in the business of developing, manufacturing and marketing consumer food products. Senomyx and Campbell desire to collaborate in a research and development program to discover GRAS approved or GRAS approvable compounds that can [***].

        NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties hereby agree as follows:

THE AGREEMENT

1.    Definitions.    Certain terms set forth in this Agreement with initial capitals are defined in Appendix A, which is incorporated herein by reference.

2.    Steering Committee.    No later than ten days after the Effective Date, the parties will establish a joint steering committee (the "Steering Committee"). The Steering Committee will manage the Collaborative Program and will (i) provide strategic direction and performance criteria for the Collaborative Program; (ii) monitor progress and communicate status of the Collaborative Program; (iii) facilitate the cooperation of the parties under the Collaborative Program; and (iv) will continue to communicate following the Collaborative Period regarding the development and commercialization of Products and New Products. The Steering Committee will consist of not less than two representatives designated by Senomyx and not less than two representatives designated by Campbell, as the parties shall agree from time to time. Each member of the Steering Committee will have one vote. Scientific and management authority and responsibility for activities conducted under the Collaborative Protocol will be governed by the Steering Committee. The Steering Committee will meet no later than thirty days after the Effective Date and at least four times per year during the Term of the Agreement using mutually agreed upon meeting locations and formats including tele-conferencing and video-conferencing. Each party shall bear its own expenses relating to the meetings and activities of the Steering Committee. On an alternating basis, one party will promptly prepare and deliver to the members of the Steering Committee minutes of such meetings for review and approval of both parties. Each party may change their individual members of the Steering Committee as each may deem to be advisable from time to time with prior approval of the Steering Committee, so long as there are always an equal number of representatives from each party. Decisions in the Steering Committee will be made by unanimous vote, at a meeting where all voting representatives are present. All unresolved disputes will be settled in accordance with Section 16.4, or as otherwise mutually agreed upon in writing.

3.    Collaborative Program.    The parties will collaborate exclusively in the conduct of the Collaborative Program in accordance with the Collaborative Protocol during the Collaborative Period. The Collaborative Protocol, attached hereto as Appendix C and incorporated into the Agreement by reference, may be revised from time to time as the parties shall agree. The parties will jointly perform the Collaborative Protocol outlined in Appendix C.

        3.1    Development Phase.

          (A)  During the Collaborative Period, Senomyx will perform the activities outlined in the Collaborative Protocol using reasonable efforts, and the resources provided under Section 7.1. Senomyx will prepare a data package for [***], as the parties shall agree.

          (B)  During the Collaborative Period, Campbell will use reasonable efforts to perform the activities in accordance with the Collaborative Protocol, including the evaluation of the data package provided by Senomyx for Compounds as provided for under Section 3.1(A).

          (C)  During the Collaborative Period, the Steering Committee will select the Selected Compounds for development under the Collaborative Protocol.

        3.2    Responsibilities of Parties in Development Phase

          (A)  Senomyx will be responsible for the [***]. All regulatory filings made or filed by Senomyx for any Selected Compound will be owned exclusively by Senomyx and shall be subject to the license grant pursuant to Section 8. Campbell will cooperate to the extent reasonably necessary to permit Senomyx to perform the foregoing activities. Excluding Campbell's cost of Consumer Panels and Consumer Acceptance Testing performed by Campbell under Section 3.2(B), Senomyx will be responsible for the cost associated with sensory testing and regulatory approval as outlined in this Section 3.2(A) for [***] Selected Compounds, provided, however, that if the cost to Senomyx associated with the activities to be performed in this Section 3.2(A)(iii) exceeds [***], documented by Senomyx, Senomyx may request that Campbell provide additional funding and Campbell shall provide such additional funding or Campbell may terminate the Collaborative Period, including, but not limited to, the development of Selected Compounds pursuant to this Agreement.

          (B)  Upon Obtaining GRAS approval as referenced in the above Section 3.2(A), Campbell will be responsible for formulating the product prototype(s) to be used in Consumer Panels and Consumer Acceptance Testing of product prototypes, including the cost associated with such activities, in accordance with the activities outlined in the Development Protocol. Campbell shall, in its sole discretion and after conferring with the Steering Committee, set the criteria for activities related to Consumer Panels and Consumer Acceptance Testing. If Campbell elects to abandon, discontinue, or forgo product development pursuant to the Collaborative Protocol, or fails after a reasonable time, in accordance with the Collaborative Protocol, to initiate development, upon written notice to Campbell by Senomyx, Campbell's license under Section 8(1)(B) of this Agreement to such Selected Compound(s) will terminate.

          (C)  The parties agree that the research must meet certain requirements preliminary to drafting and implementation of a Product Commercialization Plan. One requirement is that the Selected Compound shall provide for the [***].

        3.3    Product Commercialization Plan.    Within [***] of approval of the Consumer Acceptance Testing data, Campbell will prepare a Product Commercialization Plan detailing the commercially reasonable timing of manufacture, launch and commercialization of Product(s) in each country where regulatory approval is granted which will be approved by Senomyx and which will be attached as Appendix D to this Agreement, and incorporated into the Agreement by reference. The parties acknowledge that the Steering Committee shall not be responsible for drafting or approval of the Commercialization Plan. Campbell will initiate the Product Commercialization Plan outlined in Appendix D within a commercially reasonable period of time not to exceed [***] for such initiation. The Product Commercialization Plan may be revised from time to time, as the parties shall agree in writing, to reflect changing market conditions and to develop other Product Commercialization Plans and marketing plans as Campbell markets the Products worldwide. [***].

          (A)  Campbell will be responsible, at Campbell's expense, to commercialize and market any Product in each country worldwide, [***] and Senomyx will cooperate to the extent reasonably necessary to permit Campbell to perform the foregoing activities.

          (B)  If Campbell elects to abandon, discontinue, or forgo the Product Commercialization Plan or fails after a reasonable time, in accordance with the Product Commercialization Plan, to commercialize its Products [***], upon written notice to Campbell by Senomyx, Campbell's licenses under Section 8 of this Agreement to such Selected Compound will terminate [***] and the rights under the Senomyx Patent Rights to make, have made, use, sell and have sold such Product(s) [***] will revert to Senomyx. Campbell will have no obligation for the Product [***] where Campbell's rights are terminated under this Section 3.3. Campbell will provide written notice to Senomyx within 10 days of receipt of the written notice of termination. In the event Campbell shall not respond to the written notice, Campbell shall be deemed to have assented to the termination of rights.

4.    Collaboration with an Affiliate or Third Party.    Subject to the limitations of Section 8.5, Senomyx will have the right to enter into collaborative programs with its Affiliates or with Third Parties including collaborative programs to discover compounds that [***]taste for use outside the Field and to modify modalities of taste and flavor other than [***] taste within the Field. The parties acknowledge that Senomyx will not use any Product Compound with any Third Party within the Field or in violation of this Agreement. Campbell will have the right to enter into collaborative programs with its Affiliates and Third Parties.

5.    Law and Regulation.    The Compounds, Selected Compounds, Product Compounds and Materials provided by Senomyx under this Agreement shall be used in compliance with all applicable laws and regulations. Senomyx certifies that it conducts tests in vitro or other tests that are only used for laboratory research purposes and that all Materials and chemicals under this Agreement will actually be used for these purposes only.

6.    Reporting.    Each party will report to the other a written summary of results of research and development work it carries out, if any, under this Agreement within thirty days of the end of each calendar quarter. Each party agrees to prepare and exchange written and electronic reports concerning any results and data that must be used by either party as supporting information for any regulatory filings. The exchange of such report may be reasonably supplemented, at the request of the party receiving a report, by correspondence and/or upon reasonable prior notice, visits to the other party's facilities.

7.     Financial Terms.

        7.1    Annual Research Support.    Campbell will provide funding to Senomyx for [***] for the first three (3) years, such rate to be increased for inflation using the Aon Consulting/Radford Division report for industry compensation. Research support payments will be made by Campbell according to the following schedule:

  [***]

  [***]

  [***]

  [***]

  [***]

  [***]

  [***]

  These payments are inclusive of overhead, labor, and supplies. These payments do not include (i) Campbell's costs associated with providing support for the collaboration; (ii) the costs of any unanticipated materials as requested and agreed to by the parties; or (iii) the costs of high throughput screening over [***]. Additional funding, if any, will be proposed to the Steering Committee and agreed to in writing by the parties.

        7.2    Milestone Payments.    Campbell will pay Senomyx the following non-creditable, non-refundable milestone payment: [***].

        7.3    Royalty for Products.    Campbell will pay to Senomyx the following earned royalties during the Royalty Term:

          (A)  With respect to the Net Sales of Product(s), Campbell will pay Senomyx a royalty equal to [***] of total annual Net Sales of Product(s);

          (B)  In the event that [***].

          (C)  Campbell will pay Senomyx a royalty equal to [***] of the total annual Net Sales of New Product(s).

        7.4    Payment Terms.    For each quarter ending on or about October 31 of each year, Campbell will pay royalties due for such quarter under Section 7.3 on or before the next December 15. For each quarter ending on or about January 31 of each year, Campbell will pay royalties due for such quarter under Section 7.3 on or before the next March 15. For each quarter ending on or about April 30 of each year, Campbell will pay royalties due for such quarter under Section 7.3 on or before the next June 15. For each quarter ending on or about July 31 of each year, Campbell will pay royalties due for such quarter under Section 7.3 on or before the next September 15. With each such quarterly payment, Campbell will furnish to Senomyx a royalty statement in sufficient detail to permit confirmation of the accuracy of the royalty payment made, which sets forth on a [***] basis the relevant sales information, including the total number of units of each such Product or New Product sold, Net Sales for the Products [***] (applicable only for total annual Net Sales), the royalties payable in United States dollars, the method used to calculate the royalty, the exchange rate used and other information employed to calculate Net Sales for such Product or New Product [***] (if applicable).

        7.5    Currency of Payment.    All payments to be made under this Agreement, including the royalties payable to Senomyx by Campbell, will be paid in United States dollars by wire transfer to [***], unless notified by Senomyx pursuant to Section 16.11. Translation of Net Sales recorded in local currencies to United States dollars will be performed in a manner consistent with Campbell's normal practices used to prepare its audited financial statements for internal and external reporting purposes, which uses a widely accepted published exchange rate.

        7.6    Taxes Withheld.    Any income or other tax that Campbell, or any of its Affiliates is required by a government agency to withhold and pay on behalf of Senomyx with respect to the royalties payable under this Agreement will be deducted from and offset against such royalties prior to remittance to Senomyx; provided, however, that in regard to any tax so deducted, Campbell will give or cause to be given to Senomyx such assistance as may reasonably be necessary to enable Senomyx to claim exemption from or credit for the tax so deducted, and in each case will promptly furnish to Senomyx proper evidence of the taxes paid on Senomyx's behalf.

        7.7    Late Payment.    In the event that any payment, including royalty payments, due hereunder is not made when due, the payment will accrue interest from that date due at the rate of [***]; provided, however, that in no event will such rate exceed the maximum legal annual interest rate. The payment of such interest will not limit Senomyx from exercising any other rights it may have as a consequence of the lateness of any payment.

        7.8    Records of Unit Sales, Net Sales and Royalty Calculations.    During the Royalty Term and for a period of three years thereafter, Campbell will keep complete and accurate records of Net Sales and all other information necessary to calculate Net Sales of Products, New Products and [***] (as applicable) in sufficient detail to allow the accrued royalties to be determined accurately in accordance with United States generally accepted accounting principles and to verify the royalty payments pursuant to Section 7.3. Senomyx, with reasonable written notice to Campbell, will have the right to cause Senomyx's nationally recognized independent, certified public accountant to audit such records at the place or places of business where such records are customarily kept in order to verify the accuracy of the reports of Net Sales and royalty payments. Such accountant must execute a confidentiality agreement prior to entering Campbell's premises, obligating such accountant to keep all information disclosed to it confidential and will only be permitted to disclose to Senomyx the extent of any discrepancy between royalty payments made by Campbell under this Agreement and the actual royalty required to be so paid. Senomyx will bear the full cost of such audit unless such audit discloses a variance of more than [***] from the amount of the royalties due under this Agreement, in which event, Campbell will bear the full cost of such audit. In all events, Campbell will pay any underpayment with interest in accordance with Section 7.8. Senomyx agrees not to disclose Confidential Information concerning royalty payments reports, and all other information learned in the course of an audit or inspection, except to the extent necessary for Senomyx to enforce its rights under this Agreement or if disclosure is required by law.

8.    Grants.    Subject to the terms and conditions of this Agreement, Senomyx hereby grants to Campbell and Campbell hereby grants to Senomyx the following rights:

        8.1    Grant of Rights regarding Compounds, Selected Compounds, Products, and New Products:

          (A)  Senomyx hereby grants to Campbell a non-exclusive, nontransferable (except as permitted under Section 8.2 and 16.12), worldwide license, under the Senomyx Technology to use Compound(s) solely for evaluation in the Field;

          (B)  Senomyx hereby grants to Campbell an exclusive, nontransferable (except as permitted under Section 8.2 and 16.12), worldwide license, under the Senomyx Technology solely to use mutually agreed upon Selected Compound(s) for non-commercial development in the Field; and

          (C)  Senomyx hereby grants to Campbell an exclusive, nontransferable (except as permitted under Section 8.2 and 16.12), worldwide license, under the Senomyx Patent Rights to make, have made, use, sell, offer for sale, have sold, import and export Products that use the Product Compounds.

          (D)  Senomyx hereby grants to Campbell an exclusive, nontransferable, worldwide, royalty-bearing license under the Senomyx Technology to have made, use, sell, have sold, import and export New Products in the Field. Such grant of rights will be dependent and contingent upon the approval by Senomyx, approval not to be unreasonably withheld, of a development and/or commercialization plan for any such New Product, including any additional research funding to be provided by Campbell to Senomyx (if applicable). The royalty amount for such New Products is outlined in Section 7.3(C).

        8.2    Limitations to Licenses.    Campbell may not sublicense its rights under Section 8 to Third Parties and Affiliates, except for the purpose of entering into collaborative development agreements between any such Third Party and/or Affiliate and Campbell that provide the support, as is appropriate at the time, for research, development or pursuant to the Product Commercialization Plan of Product(s), and as agreed to by Senomyx in writing. All rights granted by Senomyx to Campbell under Section 8 shall be subject to the Campbell's diligence obligations under Section 3 of this Agreement and the timely payment by Campbell under Section 7 of the Agreement.

        8.3    Grant of Rights from Campbell to Senomyx.    Campbell hereby grants to Senomyx a fully paid, non-exclusive, worldwide, fully-transferable license, to use the Campbell Technology for research purposes only under this Agreement, with the right to grant sublicenses for research purposes only; provided, however, that any such sublicense shall be subject to the prior written approval of Campbell, which shall not be unreasonably withheld. Nothing in this Agreement is intended to provide Senomyx with any Campbell Technology for uses other than research purposes and, in no event, will Senomyx or any Third Party use Campbell Technology for commercialization.

        8.4    Right to Negotiate License for Product Compounds Outside the Field.    Notwithstanding the provisions contained within this Agreement, Campbell may, at any time, request to negotiate for a license for the use of Product Compounds outside the Field. However, the parties understand that any such negotiation and license will be subject to Third Party agreements entered into by Senomyx and the final decision to enter into such license shall be made by Senomyx, in its sole discretion.

        8.5    Right to Negotiate License for Other Compounds for Use Within the Field.    Campbell may, at any time request to negotiate for a license to use compounds developed by Senomyx other than Compounds or Selected Compounds, for use within the Field. However, the parties understand that any such negotiation and license will be subject to Third Party agreements entered into by Senomyx and the final decision to enter into such license shall be made by Senomyx, in its sole discretion.

9.     Ownership of Intellectual Property.

        9.1    Transfer of Rights.    The parties retain all rights not expressly licensed or assigned in this Agreement. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to convey or transfer ownership or the grant of any license or sublicense by one party to the other party of any rights in any Confidential Information, Patent Rights or Know-How Controlled by a party. Except, as expressly set forth in this Agreement, nothing in this Agreement will be construed to grant manufacturing rights.

        9.2    Senomyx Inventions.    Senomyx will own all Inventions and other Know-How made solely by its employees and agents and all Patent Rights claiming such Inventions and other Know-How.

        9.3    Campbell Inventions.    Campbell will own all Inventions and other Know-How made solely by its employees and agents, and all Patent Rights claiming such Inventions and other Know-How. To the extent that such Campbell Inventions and Know-How materially incorporate Senomyx Technology, Compounds, Product Compounds or Selected Compounds or consist of material improvements to such Senomyx Technology, Compounds, Product Compounds or Selected Compounds, Campbell hereby assigns to Senomyx all interest in and to any such Inventions and other Know-How, subject to the licenses granted to Campbell under Section 8. Senomyx hereby irrevocably assigns to Campbell all interest in and to any such Inventions and other Know-How that consist of improvements to Campbell Technology. In the event that either party is legally unable to assign such rights to the other, then the assignor agrees either to waive the enforcement of such rights against assignee and any sublicensees and assignees, or to grant the assignee an exclusive, irrevocable, perpetual, worldwide, fully-paid license, with right to sublicense through multiple tiers of sublicense, to such rights. Nothing in this Section 9.3 is intended to transfer or assign to Senomyx any Campbell Know-How, Inventions or Technology that do not materially incorporate the Senomyx Technology, Compounds, Product Compounds or Selected Compounds. Nothing in this Agreement is intended to permit Senomyx to use Campbell Technology, whether or not assigned or licensed to Senomyx, to Campbell's detriment or to benefit Campbell's competitors.

        9.4    Joint Inventions.    All Inventions conceived jointly by employees or agents of Senomyx and employees or agents of Campbell (the "Joint Inventions") and all Joint Patent Rights will be owned jointly by Campbell and Senomyx. Campbell hereby irrevocably assigns to Senomyx all interest in and to any Joint Inventions that consist of improvement to Senomyx Technology, Compounds, Product

Compounds or Selected Compounds and uses thereof, and all Joint Patent Rights claiming such Joint Inventions, subject to the licenses granted to Campbell under Section 8. In the event that Campbell is legally unable to assign such rights to Senomyx, then Campbell agrees either to waive the enforcement of such rights against Senomyx and any sublicensees and assignees, or to grant Senomyx an exclusive, irrevocable, perpetual, worldwide, fully-paid license, with right to sublicense through multiple tiers of sublicense, to such rights. Nothing in this Section 9.4 shall prohibit Campbell from using the Joint Inventions and Joint Patent Rights consistent with this Agreement. Senomyx hereby irrevocably assigns to Campbell all interest in and to any Joint Inventions that consist of improvement to Campbell Technology and uses thereof, and all Joint Patent Rights claiming such Joint Inventions, subject to the licenses granted to Senomyx under Section 8. In the event that Senomyx is legally unable to assign such rights to Campbell, then Senomyx agrees either to waive the enforcement of such rights against Campbell and any sublicensees and assignees, or to grant Campbell an exclusive, irrevocable, perpetual, worldwide, fully-paid license, with right to sublicense through multiple tiers of sublicense, to such rights.

        9.5    Other Inventions.    Any Inventions not included in Sections 9.2, 9.3, or 9.4 will be owned by their inventors.

        9.6    Inventorship and Assignment.    United States patent law will determine inventorship of patentable inventions. Senomyx and Campbell agree to execute all documentation necessary to perfect all assignments of Inventions, Know-How and Patent Rights contemplated in this Agreement.

        9.7    Markings.    Campbell agrees to mark and to cause any Affiliate or sublicensee to mark any Product or New Product (or their containers or labels) made, sold or otherwise disposed of by it or them with any notice of Patent Rights necessary or desirable under applicable law to enable the Senomyx Patent Rights or Joint Patent Rights, as applicable, to be enforced to their full extent in any [***] where Products or New Products using the Product Compound(s) are made, used or sold. Subject to the mutual agreement of Campbell and Senomyx, Campbell agrees to mark and to cause any Affiliate or sublicense to mark any Product or New Product (or their containers or labels) made, sold or otherwise disposed of by it or them with the trademark of the Product Compound or Senomyx (the "Trademarks"). Subject to the terms and conditions of the Agreement, Senomyx hereby grants to Campbell a non-exclusive, nontransferable (except as permitted under Section 9.2 and 16.12) worldwide license to use the Trademark solely in connection with the marketing and sale of the Products or New Products; provided, however, that: (i) Campbell shall comply with all applicable laws and regulations with respect to the Trademark and shall not do or suffer to be done any act or thing that would impair Senomyx's rights; and (ii) Campbell agrees not to adopt or use any other trademark, words or symbol that features or includes the word Senomyx or any marks which are confusingly similar to the Trademark on the Products or New Products. The placement of the Trademark or any other proprietary mark of Senomyx on Campbell's labels or packaging or in Campbell's marketing materials shall be at the discretion of Campbell, subject to Senomyx's prior approval, not to be unreasonably withheld.

        9.8    Manufacturing.    Campbell may in its sole discretion, manufacture or enter into supply and manufacturing agreements with a mutually agreed upon Third Party regarding Product Compounds; provided however, Senomyx will have the first right of negotiation and refusal to manufacture any such Product Compounds, subject to provisions of cost, quality and quantity. Within [***] of notice to Campbell of its intention to bid the project, Senomyx shall supply Campbell with samples and detailed costs with respect to the manufacture. In the event Senomyx shall not reply within such time period and has not requested and been granted by Campbell an additional amount of time to respond, Senomyx shall be deemed to have declined to bid the project. Nothing in this Agreement shall require Campbell to offer the bid to Senomyx if it is unable to meet Campbell's requirements of cost, specifications or timeframe or such other terms and conditions as Campbell, in its sole discretion, deems to be material.

10.   Treatment of Confidential Information; Publicity.

        10.1    Confidentiality.    Subject to the terms and conditions of this Agreement, Senomyx and Campbell each agree that, during the Term and for a period of [***] thereafter, it will keep confidential, and will cause its Affiliates to keep confidential, all Confidential Information that is disclosed to it or to any of its Affiliates by the other party. Neither Senomyx nor Campbell nor any of their respective Affiliates will use the other party's Confidential Information except as expressly permitted in this Agreement.

        10.2    Disclosure to Related Parties.    Senomyx and Campbell each agree that any disclosure of the other party's Confidential Information to any officer, employee, contractor, consultant, sublicensee or agent of the other party or to any of its Affiliates will be made only if and to the extent necessary to carry out its responsibilities under this Agreement and to exercise the rights granted to it hereunder, will be limited to the extent consistent with such responsibilities and rights, and will be provided only to such persons or entities who are under an obligation of confidentiality no less stringent than as set forth in this Agreement. Each party will use reasonable efforts to take such action, and to cause its Affiliates to take such action, to preserve the confidentiality of each other's Confidential Information, which will be the same efforts as it would customarily take to preserve the confidentiality of its own Confidential Information.

        10.3    Return of Confidential Material Upon Termination.    Upon termination of this Agreement, each party, upon the other party's request, will return or destroy all Confidential Information received from the other party pursuant to this Agreement, including all copies and extracts of documents, within thirty days of the request of the other party; provided, however, one copy of the Confidential Information may be retained in a secure location with limited access for legal purposes only. Each party, upon the other party's request, will provide the requesting party with a list of the Confidential Information being retained.

        10.4    Exceptions to Confidential Information.    Confidential Information will not include any information, which the receiving party can prove by competent written evidence:

          (A)  is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;

          (B)  is known by the receiving party at the time of receiving such information, as evidenced by its records;

          (C)  is hereafter furnished to the receiving party without restriction as to disclosure or use by a Third Party lawfully entitled to furnish such information;

          (D)  is independently developed by the employees, agents or contractors of the receiving party without the aid, application or use of the disclosing party's Confidential Information; or

          (E)  is the subject of a written permission to disclose provided by the disclosing party.

        A party may also disclose Confidential Information of the other party where required to do so by law or legal process; provided, however, that, in such event, the party required to disclose such information must give advance written notice of such disclosure to the other party and must cooperate with the other party's efforts to seek, at the request and expense of the other party, all confidential treatment and protection for such disclosure as is permitted by applicable law.

        10.5    Confidential Financial Information.    The parties agree that the material financial terms of this Agreement will be considered Confidential Information of both parties. Notwithstanding the foregoing, either party may disclose such terms in legal proceedings or as are required to be disclosed in its financial statements, by law, or under an obligation of confidentiality to bona fide potential sublicensees. Either party will have the further right to disclose the material financial terms of this

Agreement under an obligation of confidentiality to any potential acquirer, merger partner, bank, venture capital firm, or other financial institution to obtain financing. Notwithstanding the foregoing, the parties will agree upon a press release to announce the execution of this Agreement. Thereafter, Campbell and Senomyx may each disclose to Third Parties the information contained in such press release without the need for further approval by the other party.

        10.6    Confidential Research Information.    The parties agree that all results and data generated from the research under the Collaborative Program will be owned jointly by Senomyx and Campbell to the extent of their respective contributions and considered Confidential Information of the parties subject to the confidentiality requirements of Section 10. Neither party will provide to a Third Party any Materials provided by the other or any Confidential Information without the express written consent of the other party.

        10.7    Permitted Use and Disclosures.    Each party may use or disclose Confidential Information disclosed to it by the other party to the extent such information is included in the Campbell Technology, Senomyx Technology or Joint Patent Rights, and to the extent such use or disclosure is reasonably necessary and permitted in the exercise of the rights granted hereunder in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations, or court orders or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, submitting information for food additive approval applications, or making a permitted sublicense or otherwise exercising rights expressly granted to the other party pursuant to the terms of this Agreement; provided, however, that if a party is required to make any such disclosure of the other party's Confidential Information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice of such disclosure to the other party where reasonably possible and, save to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information in consultation with the other party prior to such disclosure (whether through protective orders or otherwise) and disclose only the minimum necessary to comply with such requirements.

        10.8    Use of Data for Promotional Purposes.    Either party may (i) make public statements regarding Compounds, Selected Compounds, Product Compounds Products or New Products by announcing the achievement of milestones and fees therefor, following consultation with the other party and with the written consent of the other party to the form and content of the public statement, and (ii) without the prior consent of the other party, make public statements regarding the overall success rate(s) achieved by and/or for its customers with the use of Campbell Technology or Senomyx Technology; provided, however, that it may not disclose any chemical structures, screens or the other party's name or identity.

        10.9    Publication of Results.    Subject to this Section 10, results and data obtained by either party in the course of the collaboration may be submitted for publication by either party in accordance with such party's customary practices. The submitting parting shall send a copy of the proposed publication to the other party and will allow such party [***] from the date of receipt in which to determine whether such publication contains subject matter for which patent protection should be sought prior to disclosure, or otherwise contains such party's Confidential Information. The non-submitting party will use its best efforts to reply to Senomyx within the [***] period. In the event that the non-submitting party does not respond during the [***] period, the submitting party shall be free to publish the report with [***] prior notice to the other party as provided under Section 16.11.

        10.10    Publicity.    Except as required by law and as provided in this Section 10, neither party may make any public announcement or otherwise disclose the terms of this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld.

11.   Intellectual Property Enforcement and Defense of Claims.

        11.1    Intellectual Property Enforcement.    Subject to the Third Party obligations of Senomyx, each party will have the right, but not the obligation, to bring proceedings against any Third Party for the inappropriate use, including patent infringement, of Patent Rights solely Controlled by it, at its own risk and expense. If either party brings such an action, such party will be entitled to control such action, hire and retain counsel, make decisions, settle on any terms, and retain any and all awards or damages obtained in any such proceeding. At the request and expense of either party, the other party will give the requesting party all reasonable assistance required to file and conduct any such proceeding.

        11.2    Defense of Infringement Claims for Senomyx Technology.    Campbell will cooperate with Senomyx, at Senomyx's expense, in the defense of any suit, action or proceeding against Campbell or Senomyx or Senomyx's Affiliates alleging the infringement of the intellectual property rights of a Third Party by reason of Campbell's or Senomyx's use of any Senomyx Technology licensed to Campbell under this Agreement. The parties shall notify each other promptly in writing of the commencement of any such suit, action, proceeding or claim of infringement. Campbell will give to Senomyx full and sole authority, information and assistance necessary to defend, hire counsel, make decisions or settle on any terms any such suit, action or proceeding and Campbell will execute all documents, provide pertinent records, and take all other actions, including requiring persons within its control to give testimony, which may be reasonably required in connection with the defense or settlement of such litigation.

        11.3    Defense of Infringement Claims for Campbell Technology.    Senomyx will cooperate with Campbell, at Campbell's expense, in the defense of any suit, action or proceeding against Senomyx or Campbell alleging the infringement of the intellectual property rights of a Third Party by reason of Campbell's or Senomyx's use of any Campbell Technology licensed to Senomyx under this Agreement. The parties shall notify each other promptly in writing of the commencement of any such suit, action, proceeding or claim of infringement. At the expense of Campbell, Senomyx will give to Campbell full and sole authority, information and assistance necessary to defend, hire counsel, make decisions or settle on any terms any such suit, action or proceeding and Campbell will execute all documents, provide pertinent records, and take all other actions, including requiring persons within its control to give testimony, which may be reasonably required in connection with the defense or settlement of such litigation.

12.    Patent Prosecution and Maintenance.    The control and expense of the filing, prosecution (including an opposition or interference) and maintenance of Patent Rights or other intellectual property rights claiming Inventions made solely by a party will be the sole responsibility of the party that made such Invention, and the party not filing the patent application will cooperate in such filing, prosecution and maintenance. Senomyx and Campbell will determine by mutual agreement which party will be responsible for, and will cooperate in, the filing, prosecution and maintenance of Joint Patent Rights and will share equally in the expenses incurred with respect thereto.

13.   Term and Termination.

        13.1    Term.    The term of this Agreement will begin on the Effective Date and will continue through the end of the Royalty Term, unless terminated earlier in accordance with the provisions of Section 13.2, 13.3 or 13.4 hereof (the "Term").

        13.2    Termination by Campbell.    Campbell will have the right to terminate this Agreement without cause at any time upon sixty (60) days written notice, provided, however, if such termination occurs prior to the date, which is 30 months from the Effective Date, Campbell must provide research funding in accordance with Section 7.1 for a period of six months from the date of written notice of termination.

        13.3    Termination By Mutual Agreement.    The parties may terminate this Agreement at any time, in whole or in part, by mutual written agreement executed by both parties.

        13.4    Termination for Breach.    Either party has the right to terminate this Agreement at any time for an Event of Default. The non-breaching party, upon termination of this Agreement, may seek actual or general damages and remedies available to it at law or in equity. NEITHER PARTY WILL SEEK PUNITIVE OR CONSEQUENTIAL DAMAGES.

14.   Effect of Termination.

        14.1    Upon termination of this Agreement in the case of Campbell's breach or voluntary termination, Campbell will have no right to practice within or use of the Senomyx Technology, and all rights, title and interest in and to the Senomyx Technology will revert to and become the sole property of Senomyx, unless otherwise agreed upon in writing by the parties on or before the effective date of such termination.

        14.2    In the event that either party is in material default under any of the terms or conditions of this Agreement or has materially breached any of its representations or warranties in this Agreement, the non-defaulting or non-breaching party may terminate or suspend all or any part of this Agreement by notice to the defaulting party, which termination shall be effective immediately upon the giving of such notice, and shall be entitled to pursue all further remedies then available at law or in equity.

        14.3    Expiration or termination of this Agreement will not relieve the parties of any obligation accruing prior to such expiration or termination.

        14.4    Survival.    The obligations and rights of the parties under Sections 7.8, 9.1 through 9.7, 10, 14, 15.2(B), 15.3, 15.4(B), 15.5, 16, and Appendix A, will survive termination or expiration of this Agreement.

15.   Warranties and Indemnification.

        15.1    Mutual Representations and Warranties.    The parties make the following representations and warranties to each other:

          (A)    Corporate Power.    Each party hereby represents and warrants that as of the Effective Date such party (i) is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof; (ii) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (iii) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on its ability to perform its obligations under this Agreement.

          (B)    Due Authorization.    Each party hereby represents and warrants that as of the Effective Date such party (i) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and to authorize the performance of its obligations hereunder and the grant of rights extended by it hereunder.

          (C)    Binding Agreement.    Each party hereby represents and warrants to the other that as of the Effective Date (i) this Agreement has been duly executed and delivered on its behalf and is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; (ii) the execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it; and (iii) all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by it in connection with the Agreement have been obtained.

        15.2    Warranties Regarding Senomyx Technology.    Senomyx warrants to Campbell as of the Effective Date the following:

          (A)  To the best knowledge of Senomyx as of the Effective Date: (i) Senomyx has the lawful right to license the Senomyx Technology to Campbell in accordance with the terms of this Agreement; and (ii) no Third Party suit exists relating to the Senomyx Patent Rights.

          (B)  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SENOMYX (INCLUDING ITS OFFICERS, EMPLOYEES AND AGENTS) EXPRESSLY DISCLAIMS ANY REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, RELATING TO SENOMYX TECHNOLOGY. SENOMYX FURTHER DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY (i) OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF SENOMYX TECHNOLOGY OR SENOMYX PATENT RIGHTS; (ii) THAT THE PRACTICE OF SENOMYX TECHNOLOGY WILL NOT INFRINGE A PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHT OF A THIRD PARTY; AND (iii) REGARDING THE PATENTABILITY OF ANY SENOMYX TECHNOLOGY, INCLUDING SENOMYX TECHNOLOGY CLAIMED IN PATENT APPLICATIONS AS PART OF SENOMYX PATENT RIGHTS.

        15.3    Senomyx Indemnification.    Senomyx hereby agrees to defend and indemnify Campbell, and its respective officers, directors, employees, and agents (collectively, the "Campbell Indemnitees") from and against all damages or other amounts payable to a Third Party, including reasonable attorneys' fees and costs of litigation, resulting from a claim, demand, action, suit or other proceeding brought or threatened by a Third Party against a Campbell Indemnitee based on Senomyx's gross negligence or willful misconduct (but not patent infringement, which is covered in Section 11) relating to Senomyx's performance or failure to perform under this Agreement. IN NO EVENT WILL SENOMYX BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES SUFFERED BY CAMPBELL RESULTING FROM THIS AGREEMENT.

        15.4    Warranties Relating to Campbell Technology.    Campbell represents and warrants to Senomyx as of the Effective Date the following:

          (A)  To the best knowledge of Campbell no Third Party suits against Campbell exist relating to the Campbell Patent Rights.

          (B)  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, CAMPBELL (INCLUDING ITS OFFICERS, EMPLOYEES AND AGENTS) EXPRESSLY DISCLAIMS ANY REPRESENTATIONS AND WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, RELATING TO CAMPBELL TECHNOLOGY. CAMPBELL FURTHER DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY (i) OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF CAMPBELL TECHNOLOGY, (ii) THAT THE PRACTICE OF CAMPBELL TECHNOLOGY WILL NOT INFRINGE A PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHT OF A THIRD PARTY, AND (iii) REGARDING THE PATENTABILITY OF ANY CAMPBELL TECHNOLOGY, INCLUDING CAMPBELL TECHNOLOGY CLAIMED IN PATENT APPLICATIONS AS PART OF CAMPBELL PATENT RIGHTS.

          (C)  Campbell has the lawful right to license (or sublicense, as the case may be) the Campbell Technology to Senomyx in accordance with the terms of this Agreement.

        15.5    Campbell Indemnification.

          (A)    Of Senomyx.    Campbell hereby agrees to indemnify, defend and hold Senomyx, and its respective officers, directors, employees and agents (collectively, the "Senomyx Indemnitees") harmless from and against all damages, losses, liabilities, expenses and costs or other amounts payable to a Third Party, including reasonable attorneys' fees and costs of litigation, resulting from a claim, demand, action, suit or other proceeding brought or threatened by a Third Party against a Senomyx Indemnitee based on (i) the negligent development, manufacture, use, handling, storage, sale, or other disposition of a Selected Compound, Product Compound by or through Campbell or its Affiliates or its permitted sub-licensees, (ii) a product liability claim on any Product or New Product using the Product Compound or, (iii) the practice by Campbell of any license granted hereunder, or (iv) infringement by Campbell of Patent Rights of any Third Party; except to the extent such damages or other amounts payable are attributable to: (a) a violation of any contractual or fiduciary duty owed by any Senomyx Indemnitee to a Third Party, (b) any breach of this Agreement by a Senomyx Indemnitee or a misrepresentation by Senomyx in this Agreement, (c) trade secret misappropriation or patent infringement by Senomyx covered by a Third Party's Patent Rights or (d) a negligent act or omission by any Senomyx Indemnitee. IN NO EVENT WILL CAMPBELL BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES SUFFERED BY SENOMYX RESULTING FROM THE EXERCISE OF ANY RIGHTS GRANTED IN ACCORDANCE WITH THIS AGREEMENT.

          (B)    Of Certain Senomyx Licensors.    Subject to this Section 15, Campbell and Senomyx each hereby agrees to indemnify, and hold [***] and its respective officers, sponsors, directors, employees, and agents (collectively, the "IP Indemnitees") harmless from and against all damages or other amounts payable to a Third Party, including reasonable attorneys' fees and costs of litigation, resulting or arising from the exercise of rights under the licenses granted under this Agreement provided for under Section 8 and pursuant to any agreement between [***] and Senomyx, including product liability; provided Campbell shall not undertake such indemnity of the IP Indemnitees due to the negligent acts or omission of the IP Indemnities or Senomyx for which Senomyx shall indemnify Campbell.

16.   Miscellaneous.

        16.1    Force Majeure.    Neither party will lose any rights hereunder or be liable to the other party for damages or losses on account of failure of performance by the defaulting party (other than a payment default) if the failure is occasioned by war, fire, explosion, flood, (e.g. El Niño), earthquake, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting party; provided, however, that the party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure and thereafter takes all reasonable steps to mitigate any such delay in performance hereunder and any damages that may be incurred by the other party thereby. If such failure to perform continues beyond one year from the date that such party first claimed force majeure in writing, the parties will meet and confer on reasonable measures to undertake in order to restore the rights and obligations of this Agreement. In the alternative, either party may terminate this Agreement in the event of a force majeure, which is not remedied within the one-year timeframe.

        16.2    Governing Law and Jurisdiction.    This Agreement will be governed by the laws of the State of California, as such laws are applied to contracts entered into and to be performed entirely within such state.

        16.3    Binding Effect.    This Agreement will be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement will be void.

        16.4    Dispute Resolution.    The parties recognize that disputes as to certain matters may from time to time arise during the Term, which relate to either party's rights and/or obligations hereunder. It is the objective of the parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to arbitration. The parties agree that prior to any arbitration concerning this Agreement, Senomyx's president and Campbell's Vice President of Research and Development or Vice President of Purchasing will meet in person in a good faith effort to resolve any disputes concerning this Agreement. Within thirty days of a formal request ("Formal Request") by either party to the other party, either party may, by written notice to the other party, have such dispute referred to the parties' officers designated or their successors, for attempted resolution by good faith negotiations, such good faith negotiations to begin within thirty days after such notice is received. Any dispute arising out of or relating to this Agreement which is not resolved between the parties or the designated officers of the parties pursuant to this Section 16.4 within 60 days of the Formal Request will be resolved by final and binding arbitration conducted in San Diego, California (unless the parties mutually agree to another location) in accordance with Sections 1282 through 1288 of the California Code of Civil Procedure. The arbitration will be conducted by three attorneys acting as arbitrators who have a commercial background and are knowledgeable in the subject matter at issue in the dispute. Senomyx will select one arbitrator, and Campbell will select one arbitrator. The third arbitrator will be selected by mutual agreement of the two arbitrators selected by the parties. In conducting the arbitration, the arbitrators will (i) determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the parties must expend for discovery (and provided that the arbitrators will permit such discovery they deem necessary to permit an equitable resolution of the dispute), (ii) ensure that the total time of the arbitration from filing to a final decision or executed settlement agreement is less than six months, and (iii) be able to decree any and all relief of an equitable nature, including, but not limited to, such relief as a temporary restraining order, a preliminary injunction, a permanent injunction, specific performance or repletion of property. The arbitrators will also be able to award actual or general damages, but will not award any other form of damage (e.g., consequential, punitive or exemplary damages). The parties will share equally the arbitrator's fees and expenses pending the resolution of the arbitration. The decision of the arbitrators will be final and binding on the parties and may be sued on or enforced by the party in whose favor it runs in any court of competent jurisdiction at the option of such party. Notwithstanding anything to the contrary in this Section 16.4, either party may seek immediate injunctive or other interim relief from any court of competent jurisdiction with respect to any breach of Sections 10 or 12 hereof, or otherwise to enforce and protect the Patent Rights, copyrights, trademarks, or other intellectual property rights Controlled by such party. In addition, arbitration will not be used to resolve disputes concerning Patent Rights. Disputes concerning Patent Rights, including, but not limited to, disputes concerning patent ownership, claim language, claim scope and issues of validity will be settled in a court of law. Any arbitration ruling that relies on an interpretation of Patent Rights will have no binding effect in a court of law on any Patent Rights related to this Agreement, unless such Patent Rights have been adjudicated in a court of law relevant to the parties hereto. In no event will a demand for arbitration be made after the date when the institution of a legal or equitable proceeding based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations. Notwithstanding any of the foregoing or the outcome of the arbitration proceeding, each party shall bear its own expenses including, without limitation, attorneys fees and court costs, even if the arbitrators have the discretion to award such fees and costs to the prevailing party.

        16.5    Severability.    If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance is, to any extent, held to be invalid or unenforceable, then the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, will not be affected thereby and each term, covenant or condition of this Agreement will be valid and enforced to the fullest extent permitted by law; the parties covenant and agree to renegotiate any such term, covenant or condition or the application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

        16.6    Independent Contractors.    It is expressly agreed that Campbell and Senomyx will be independent contractors and that the relationship between the parties will not constitute a partnership or agency of any kind. Neither Campbell nor Senomyx will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other party, without the prior written authorization of the other party to do so.

        16.7    Entire Agreement; Amendment.    This Agreement sets forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties, and supersedes and terminates all prior agreements and understandings between the parties, with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the parties other than as set forth in this Agreement. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the parties unless reduced to writing and signed by the respective authorized officers of the parties. This Agreement will not be strictly construed against either party. Any conflict between the terms set forth in the text of this Agreement and the terms of any Appendix hereto will be resolved in favor of the text of this Agreement.

        16.8    Waiver.    Except as specifically provided for in this Agreement, the waiver from time to time by either of the parties of any rights or the failure to exercise any remedy will not operate or be construed as a continuing waiver of the same right or remedy or any of the other of such party's rights or remedies provided in this Agreement.

        16.9    Construction.    The term "Article" or "Section" can refer to any single paragraph level found in this Agreement or any collection of multiple paragraphs thereunder.

        16.10    No Third Party Beneficiaries.    No Third Party, including any employee of any party to this Agreement (except as specifically provided in this Agreement), will have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement will be deemed to constitute the parties partners with each other or any Third Party.

        16.11    Notices.    Any notices or communications provided for in this Agreement to be made by either party to the other party must be in writing, in English, and will be made by prepaid air mail or overnight carrier with return receipt addressed to the other party at its address set forth below. Any such notice or communication may also be given by hand, or facsimile to the appropriate designation. Notices will be sent:

If to Senomyx, to:	Senomyx, Inc. 11099 North Torrey Pines Road La Jolla, CA 92037 Facsimile number: (858) 404-0750 Attention: Corporate Counsel with a copy to the President
If to Campbell, to:	Campbell Soup Company Campbell Place Camden, NJ 08103 Attn: [***] Fax: [***]
With copy to: Campbell Soup Company Campbell Place Camden, NJ 08103 Attn:Deputy General Counsel Fax: [***]

        By like notice, either party may specify or change an address to which notices and communications must be thereafter sent. Notices sent by mail, facsimile or overnight carrier will be effective upon receipt and notices given by hand will be effective when delivered.

        16.12    Assignment.    Notwithstanding any provision of this Agreement to the contrary, neither party may assign any of its rights or obligations under this Agreement in any country to any Third Party without the prior written consent of the non-assigning party, which consent will not be unreasonably withheld; provided, however, that either party may assign its rights and obligations under this Agreement without the consent of the other party (i) to a successor to substantially all of the business of such party to which this Agreement relates, whether by merger, sale of stock, sale of assets or other transaction or (ii) to any Affiliate. In the event of an assignment hereunder, the assignee will be entitled to the rights and privileges hereunder including the right to use the licenses and receive royalty payments; provided, however, the assignee's intellectual property rights (including know-how) are not included in the technology transferred under this Agreement. Notwithstanding the foregoing, any such assignment to an Affiliate will not relieve the assigning party of its responsibilities for performance of its obligations under this agreement. This Agreement will survive any merger or consolidation of either party with or into another party and no consent for any such merger, consolidation or similar reorganization will be required hereunder.

        16.13    Counterparts.    This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this Agreement as of the Effective Date.

CAMPBELL SOUP COMPANY
By:	/s/ R. DAVID C. MACNAIR R. David C. Macnair
Title:	Vice President, Global R&D and QA
Date:	March 28, 2001
SENOMYX, INC.
By:	/s/ PAUL A. GRAYSON Paul A. Grayson
Title:	President & CEO
Date:	March 28, 2001

COLLABORATIVE RESEARCH and LICENSE AGREEMENT

APPENDIX A—DEFINITIONS

        "Affiliate" means any corporation, company, partnership, joint venture, association or other entity, which directly or indirectly controls, is controlled by or is under common control with a party. As used in this definition, the term "control" means direct or indirect beneficial ownership of more than fifty percent (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the outstanding securities having voting rights for the election of directors in a corporation or of the comparable equity interest in any other type of entity.

        "Agreement" means this agreement, together with all appendices attached hereto, as it may be amended or supplemented from time to time hereafter by a written agreement executed by authorized representatives of both parties.

        "[***].

        "Campbell Know-How" means, to the extent useful for purposes of the activities to be conducted under this Agreement, all Know-How Controlled by Campbell.

        "Campbell Patent Rights" means, to the extent useful for purposes of the activities to be conducted under this Agreement, all Patent Rights Controlled by Campbell, including, without limitation, any Patent Rights containing one or more claims to an Invention made solely by employees or agents of Campbell, but excluding any Joint Patent Rights.

        "Campbell Technology" means Campbell Patent Rights and Campbell Know-How.

        "Collaborative Period" means the period beginning on the Effective Date and ending upon the earlier of (i) the submission of a data package for GRAS determination or (ii) 36 months following the Effective Date, unless terminated earlier in accordance with Section 3.2 or 13.

        "Collaborative Program" means a research program during the Collaborative Period to discover molecules that enhance salty taste in the Field to be conducted pursuant to the Collaborative Protocol.

        "Collaborative Protocol" means the program for development of a Product conducted during the Term as provided in Appendix C.

        "Compound(s)" means molecules discovered in the course of the Collaborative Program that meets the criteria defined in the Collaborative Protocol.

        "Confidential Information" means all information, Inventions and Know-How disclosed by one party to the other party pursuant to this Agreement, including, without limitation, information and material (whether or not patentable) regarding technology, products, research, development, manufacturing, marketing, finances, personnel or other business information or objectives which is designated as confidential in writing by the disclosing party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such material, trade secret or other information is disclosed by the disclosing party to the other party. Notwithstanding the foregoing to the contrary, Inventions, Know-How or other information which is orally, electronically or visually disclosed by a party, or is disclosed in writing without an appropriate letter, stamp or legend, will constitute Confidential Information of a party if the disclosing party, within thirty days after such disclosure, delivers to the other party a written document or documents describing the Inventions, Know-How or other information and referencing the place and date of such oral, visual, electronic or written disclosure and the names of the persons to whom such disclosure was made.

        "Consumer Acceptance Testing" shall have the meaning set forth in the Collaborative Protocol incorporated into this Agreement by reference as Appendix C.

        "Consumer Panels" shall have the meaning set forth in the Collaborative Protocol incorporated into this Agreement by reference as Appendix C.

        "Control" or "Controlled" means, with respect to intellectual property, possession by a party, as of the Effective Date or during the Collaborative Period, of the ability to grant a license or sublicense in accordance with the terms of this Agreement, without violating the terms of any agreement by such party with any Third Party that is in effect on the Effective Date.

        "Effective Date" means the date that this Agreement is signed by the last party to sign below.

        "Field" means wet/liquid Soups [***], including frozen Soups.

        "Invention" means any invention, including any new and useful process, method, or composition of matter, or improvement thereto, whether or not patentable, made in the course of the Collaborative Program.

        "Joint Invention" has the meaning set forth in Section 9.4.

        "Joint Patent Rights" means all Patent Rights containing one or more claims to a Joint Invention.

        "Know-How" means information and data, whether or not patentable, which is not generally known to the public, including, without limitation, designs, concepts, formulae, software, techniques, practices, processes, methods, knowledge, skill, experience, expertise, technical information, Materials and data, including pharmacological, toxicological and clinical test data, analytical and quality control data, patent and legal data or marketing, sales and manufacturing data.

        "Materials" mean antagonists, agonists, inhibitors, compounds, and chemicals, including without limitation, Compounds, Selected Compounds, and Product Compounds.

        "Net Sales" means, with respect to a Product or a New Product, the gross amount invoiced by Campbell and its Affiliates and/or permitted sublicensees on any sales or other transfer of the Product or New Product, less the following items:

  i)
  trade, quantity and cash discounts or rebates actually allowed with respect to such sales;

  ii)
  credits, rebates, charge-back rebates, reimbursements or similar payments actually granted or given to wholesalers and other distributors, buying groups, governmental agencies and other institutions, but only to the extent actually allowed;

  iii)
  credits or allowances actually granted for rejection or return of Products or New Products previously sold; and

  iv)
  any tax, tariff, duty or other governmental charge (other than an income tax) levied on the sale, transportation or delivery of a Product or New Products that is borne by the seller thereof and deducted from sales under United States generally accepted accounting principles.

        "Net Sales" will be determined from the books and records of Campbell, its Affiliates and/or its permitted sublicensees, maintained in accordance with United States generally accepted accounting principles.

        "New Product(s)" means [***]

        "Patent Rights" means all rights associated with all U.S. or foreign (including regional authorities such as the European Patent Office) regular or provisional patents or patent applications, including any continuation, continuation-in-part, or division thereof or any substitute application therefor or equivalent thereof, and any patent issuing thereon, including any reissue, reexamination or extension thereof and any confirmation patent or registration patent or patent of additions based on any such patent.

        "Product(s)" means those Campbell products in the Field listed on Appendix E that incorporate [***] Product Compounds, which Appendix may be amended from time to time as the parties shall agree.

        "Product Compound(s)" means those Selected Compounds used by Campbell in Products.

        "Product Commercialization Plan" shall have the meaning provided under Section 3.3

        "Royalty Term" means, in the case of any Product or New Product and as to any [***], the period of time commencing on the first commercial sale for use or consumption of such Product or New Product in such country and ending upon the earlier of: (i) the date that there no longer exists a Valid Claim in a Patent Right Controlled by Senomyx or its Affiliates covering the manufacture, use or sale of such Product or New Product [***], or (ii) the date that is seventeen years after the date of such first commercial sale for use or consumption of such Product or New Product [***].

        "Selected Compound(s)" means those Compound(s) selected by Campbell for development, which are subject to certain payment and diligence provisions.

        "Senomyx Know-How" means all Know-How related to the Collaborative Program, which is not covered by the Senomyx Patent Rights, but is necessary or appropriate for purposes of the activities to be conducted under this Agreement, and which is Controlled by Senomyx as of the Effective Date or developed by Senomyx in the course of the Collaborative Program.

        "Senomyx Patent Rights" mean all Patent Rights that are necessary or appropriate for purposes of the activities to be conducted under this Agreement, and which are Controlled by Senomyx as of the Effective Date or developed by Senomyx in the course of the Collaborative Program, but excluding any Joint Patent Rights.

        "Senomyx Technology" means the Senomyx Patent Rights, and Senomyx Know-How.

        "Soup(s)" means [***].

        "Steering Committee" has the meaning set forth in Section 2.

        "Term" has the meaning set forth in Section 13.1.

        "Third Party(ies)" means any party other than a party to this Agreement or an Affiliate of Senomyx or Campbell.

        "Valid Claim" means an issued claim under an issued patent within the Patent Rights, which has not (i) expired or been canceled, (ii) been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, and/or (iv) been abandoned.

COLLABORATIVE RESEARCH AGREEMENT

APPENDIX C

COLLABORATION PROTOCOL

[***]

COLLABORATIVE RESEARCH and LICENSE AGREEMENT

APPENDIX D

PRODUCT COMMERCIALIZATION PLAN

COLLABORATIVE RESEARCH and LICENSE AGREEMENT

APPENDIX E

CAMPBELL PRODUCTS*

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[***]

[***]

[***]

[***]

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[***]

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[***]

[***]

[***]

[***]

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[***]

[***]

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***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4),
200.83 and 230.406.

FIRST AMENDMENT
TO THE COLLABORATIVE
RESEARCH AND LICENSE AGREEMENT
BETWEEN SENOMYX AND CAMPBELL

        THIS FIRST AMENDMENT TO THE COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (the "First Amendment") is made by and between Senomyx, Inc. ("Senomyx"), a Delaware corporation, having a principal place of business at 11099 North Torrey Pines Road, La Jolla, California 92037, and Campbell Soup Company ("Campbell"), having its principal place of business at Campbell Place, Camden, NJ 08103-1799.

        WHEREAS, Senomyx and Campbell entered into that certain Collaborative Research and License Agreement dated March 28, 2001 (the "Agreement") to collaborate in a research program to discover compounds that [***] (capitalized terms used but not otherwise defined in this First Amendment shall have the meanings given such terms in the Agreement); and

        WHEREAS, Senomyx and Campbell wish to amend the Agreement in the manner set forth in this First Amendment.

        NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties hereby agree to amend the Agreement as follows:

        I.    Section 7.1 of the Agreement is hereby amended and restated in its entirety as follows:

          "Annual Research Support and Option.    Campbell will provide funding to Senomyx for research support totaling [***] for the first three (3) years, such rate to be increased for inflation using the Aon Consulting/Radford Division report for industry compensation. Additionally, Campbell will pay [***] for an Option, as set forth in Section 8.4(A), as amended ("Option Payment"). Research support and Option Payments will be used for the Collaborative Program and will be made by Campbell according to the following schedule:

  [***]

  [***]

  [***]

  [***]

  [***]

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        These payments are inclusive of overhead, labor, and supplies. These payments do not include (i) Campbell's costs associated with providing support for the collaboration; or (ii) the costs of any unanticipated materials as requested and agreed to by the parties. Additional funding, if any, will be proposed to the Steering Committee and agreed to in writing by the parties.

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        II.    Section 8.1 of the Agreement is hereby amended to include Subsection 8.1(E) as follows:

          (E)  Senomyx hereby grants to Campbell an exclusive, nontransferable, 60 day right to negotiate Senomyx Patent Rights to make, have made, use, sell, offer for sale, have sold, import and export Savory Beverages products listed on Exhibit E, as amended, that incorporate the Product Compound(s).

        III.    Section 8.4 of the Agreement is hereby amended and restated in its entirety as follows:

  Right to Negotiate License for Rights outside the Field.

          (A)  In exchange for the Option Payment set forth in Section 7.1, as amended, Campbell will have an exclusive 60 day option to use its best efforts to negotiate for the right to expand the Field in the Agreement to include Savory Beverages (the "Option"). The Option can only be exercised upon the parties' mutual agreement to the royalty terms amending the current Agreement, as amended. Such royalty structure shall include (i) a structure similar to the royalty structure currently set forth in Section 7.3(A) (B) and (C) of the Agreement; and (ii) a royalty rate of no greater than [***] of Net Sales of Campbell product, in the Savory Beverages Field, incorporating a Product Compound. The Option shall expire upon 60 days from the date of this First Amendment. If the parties are unable to mutually agree on royalty terms for the Savory Beverages field within the 60 day period, the Savory Beverages field shall revert back to Senomyx.

          (B)  Notwithstanding the provisions contained within this Agreement, Campbell may, at any time, request to negotiate for a license for the use of Product Compounds outside the Field. However, the parties understand that any such negotiation and license will be subject to Third Party agreements entered into by Senomyx and the final decision to enter into such license shall be made by Senomyx, in its sole discretion.

        IV.    The following definitions of Appendix A of the Agreement are hereby included or amended and restated herein. All other definitions in the Agreement will remain unchanged.

          "Savory Beverages" means [***].

          "Option" shall have the meaning set forth in Section 8.4(A) of the Agreement, as amended.

          "Option Payment" shall have the meaning set forth in Section 7.1 of the Agreement, as amended.

        V.    Appendix E is hereby amended to include the following additional products. All other products on Appendix E will remain unchanged.

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        VI.    Miscellaneous.

          (1)   Except as specifically amended by this First Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

          (2)   This First Amendment shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and to be performed entirely within such state.

          (3)   This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

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        IN WITNESS WHEREOF, the parties have executed this First Amendment effective as of July 26, 2002.

SENOMYX, INC.	CAMPBELL SOUP COMPANY
/s/ PAUL A. GRAYSON Paul A. Grayson Chairman and CEO	/s/ DAVID C. MACNAIR David C. Macnair VP—Global Research and Development

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***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4),
200.83 and 230.406.

SECOND AMENDMENT
TO THE COLLABORATIVE
RESEARCH AND LICENSE AGREEMENT
BETWEEN SENOMYX AND CAMPBELL

        THIS SECOND AMENDMENT TO THE COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (the "Second Amendment") is made by and between Senomyx, Inc. ("Senomyx"), a Delaware corporation, having a principal place of business at 11099 North Torrey Pines Road, La Jolla, CA 92037, and Campbell Soup Company ("Campbell"), having its principal place of business at Campbell Place, Camden, NJ 08103-1799.

        WHEREAS, Senomyx and Campbell entered into that certain Collaborative Research and License Agreement dated March 28, 2001 (the "Agreement") to collaborate in a research program to discover compounds that [***]; and

        WHEREAS, Senomyx and Campbell entered into that certain First Amendment to the Collaborative Research and License Agreement dated July 26, 2002 (the "First Amendment") which provided for an option to amend the Agreement to [***] (capitalized terms used but not otherwise defined in this Second Amendment shall have the meanings given such terms in the Agreement, as amended); and

        WHEREAS, Senomyx and Campbell wish to amend the Agreement in the manner set forth in this Second Amendment.

        NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties hereby agree to amend the Agreement as follows:

        I.    7.3 Royalty for Products. Campbell will pay to Senomyx the following earned royalties during the Royalty Term:

          (A)  With respect to the Net Sales of Product(s), Campbell will pay Senomyx a royalty equal to [***] of total annual Net Sales of Product(s) for Field 1;

          (B)  With respect to the Net Sales of Product(s), Campbell will pay Senomyx a royalty equal to [***] of total annual Net Sales of Product(s) for Field 2 for the first three years of the Royalty Term and [***] of total annual Net Sales of Product(s) for Field 2 for the remainder of the Royalty Term;

          (C)  In the event that [***]

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          (D)  In the event that [***].

          (E)  Campbell will pay Senomyx a royalty equal to [***] of the total annual Net Sales of New Product(s) in Field 1.

          (F)  Campbell will pay Senomyx a royalty equal to [***] of the total annual Net Sales of New Product(s) in Field 2.

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        II.    The following definitions of Appendix A of the Agreement are hereby amended and restated herein. All other definitions in the Agreement will remain unchanged.

        "Field 1" means Soups [***], including frozen Soups.

        "Field 2" means Savory Beverages [***].

        "Field" means the applicable Field 1 or Field 2, collectively.

        III.    Appendix E is hereby amended and restated in its entirety as the Amended Appendix E attached hereto and incorporated herein by reference.

        IV.    Miscellaneous.

          (1)   Except as specifically amended by this Second Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

          (2)   This Second Amendment shall be governed by the laws of the State of California; as such laws are applied to contracts entered into and to be performed entirely within such state.

          (3)   This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Second Amendment effective as of November 5, 2002.

SENOMYX, INC.	CAMPBELL SOUP COMPANY
/s/ PAUL A. GRAYSON Paul A. Grayson Chairman and CEO	/s/ DAVID C. MACNAIR David C. Macnair VP—Global Research and Development

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COLLABORATIVE RESEARCH and LICENSE AGREEMENT

AMENDED APPENDIX E

CAMPBELL PRODUCTS*

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***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4),
200.83 and 230.406.

THIRD AMENDMENT
TO THE COLLABORATIVE
RESEARCH AND LICENSE AGREEMENT
BETWEEN SENOMYX AND CAMPBELL

        THIS THIRD AMENDMENT TO THE COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (the "Third Amendment") is made by and between Senomyx, Inc. ("Senomyx"), a Delaware corporation, having a principal place of business at 11099 North Torrey Pines Road, La Jolla, CA 92037, and Campbell Soup Company ("Campbell"), having its principal place of business at Campbell Place, Camden, NJ 08103-1799.

        WHEREAS, Senomyx and Campbell entered into that certain Collaborative Research and License Agreement dated March 28, 2001, as amended by that certain First Amendment dated July 26, 2002 and that Second Amendment dated November 5, 2002 (collectively, the "Agreement"), (capitalized terms used but not otherwise defined in this Third Amendment shall have the meanings given such terms in the Agreement); and

        WHEREAS, Senomyx and Campbell desire to amend the Agreement to extend the Collaborative Period in the manner set forth in this Third Amendment;

        NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties hereby agree to amend the Agreement as follows:

        I.    The following definitions of Appendix A of the Agreement are hereby included or amended and restated herein. All other definitions in the Agreement will remain unchanged.

        "Collaborative Period" means the period beginning on the Effective Date and ending upon the earlier of (i) the submission of a data package for GRAS determination or (ii) March 28, 2006, unless terminated earlier in accordance with Section 3.2 or 13."

        "Go/No-Go Decision Date" means March 28, 2005."

        II.    Section 7.1 of the Agreement is hereby amended and restated in its entirety as follows:

        "Annual Research Support and Option.    Campbell will provide funding to Senomyx for research support totaling [***] for the first three (3) years, [***] for the fourth year and [***] for the fifth year. Additionally, Campbell will pay [***] for an Option, as set forth in Section 8.4(A), as amended ("Option Payment"). Research support and Option Payments will be used for the Collaborative Program and will be made by Campbell according to the following schedule:

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        These payments are inclusive of overhead, labor, and supplies. These payments do not include (i) Campbell's costs associated with providing support for the collaboration; or (ii) the costs of any unanticipated materials as requested and agreed to by the parties. Additional funding, if any, will be proposed to the Steering Committee and agreed to in writing by the parties."

        III.    Section 13.2 of the Agreement is hereby amended and restated in its entirety as follows:

          "13.2 Termination by Campbell.    Campbell will have the right to terminate this Agreement without cause at any time on or after the Go/No-Go Decision Date upon sixty (60) days written notice; provided, however, that if such termination occurs after the Go/No-Go Decision Date and prior to the end of the Collaborative Period, Campbell will provide research funding in accordance with Section 7.1 for a period of six (6) months from the date of written notice of termination (for purposes of clarity, such payment will be a pro rata portion of the annual research funding rate set forth in Section 7.1). In the alternative, Campbell may elect to renegotiate the terms of the Agreement based on the progress of the Collaborative Program, in which case the parties shall negotiate in good faith for a reasonable period to arrive at mutually agreeable terms. During such negotiation period, Campbell will pay research funding in accordance with Section 7.1 (such payment will be a pro rata portion of the annual research funding rate set forth in Section 7.1)."

        IV.    The Timeline Summary section of Appendix C to the Agreement is hereby amended as provided in Exhibit A hereto.    The remainder of Appendix C shall remain unchanged.

        V.    Miscellaneous.

          (1)   Except as specifically amended by this Third Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

          (2)   This Third Amendment shall be governed by the laws of the State of California; as such laws are applied to contracts entered into and to be performed entirely within such state.

          (3)   This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Third Amendment effective as of February 19, 2004.

SENOMYX, INC.	CAMPBELL SOUP COMPANY
/s/ KENT SNYDER Kent Snyder President & Chief Executive Officer	/s/ DAVID C. MACNAIR David C. Macnair VP—Global Research and Development

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Exhibit A
Updated Timeline

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QuickLinks

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT BETWEEN SENOMYX, INC. AND CAMPBELL SOUP COMPANY
COLLABORATIVE RESEARCH and LICENSE AGREEMENT APPENDIX D PRODUCT COMMERCIALIZATION PLAN
COLLABORATIVE RESEARCH and LICENSE AGREEMENT APPENDIX E CAMPBELL PRODUCTS